                       [HEIN + ASSOCIATES LLP LETTERHEAD]




August 4, 1998



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Re:  Cotton Valley Resources Corporation - Commission File Number 028814

Dear Sirs:

We have read Item 4 of the Cotton Valley Corporation Form 8-K, dated August 3, 1998, and are in agreement with the statements contained therein as they relate to us.

Very truly yours,



/s/ HEIN + ASSOCIATES LLP

HEIN + ASSOCIATES LLP
Certified Public Accountants